BARRETT OPPORTUNITY FUND, INC.

SUPPLEMENT DATED SEPTEMBER 14, 2009

TO THE PROSPECTUS

DATED DECEMBER 15, 2008

The following replaces the Fee table and Example found in the Fund’s prospectus under the heading “Investments, risks and performance”:

Fee Table

This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the “Annual fund operating expenses” table – for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Shareholder Fees

(Paid directly from your investment)

Maximum sales charge on purchases (as a percentage of offering price)	None
Maximum contingent deferred sales charge on redemptions (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses

(Paid by the fund as a % of net assets)

Management fee(1)	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.56%
Total annual fund operating expenses	1.31%

(1)

The fund has a management fee schedule that reduces the management fee as fund assets increase as follows: 0.750% on average daily net assets up to $1 billion, 0.725% on the next $1 billion of average daily net assets, 0.700% on the next $3 billion of average daily net assets, 0.675% on the next $5 billion of average daily net assets and 0.650% on average daily net assets over $10 billion.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

•	You invest $10,000 for the periods shown.
•

Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance).

•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$133	$414	$717	$1,578

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